VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET	VESSELS AND EQUIPMENT, NET

(in thousands of $)	Cost	Accumulated Depreciation	Net Book Value
Balance at December 31, 2017	2,398,654	(183,651)	2,215,003
Additions	44,562	—	44,562
Disposals	(16,170)	1,813	(14,357)
Transfer from newbuildings	253,581	—	253,581
Impairment loss	(1,080)	—	(1,080)
Depreciation	—	(91,253)	(91,253)
Balance at December 31, 2018	2,679,547	(273,091)	2,406,456
Additions	27,247	—	27,247
Disposals	—	—	—
Depreciation	—	(92,950)	(92,950)
Balance at December 31, 2019	2,706,794	(366,041)	2,340,753

At December 31, 2019, we owned three Newcastlemaxes, 35 Capesizes, 27 Panamaxes and two Ultramaxes (at December 31, 2018: three Newcastlemaxes, 35 Capesizes, 27 Panamaxes and two Ultramaxes).

In 2019, we capitalized in total $4.7 million in relation to the installation of ballast water treatment system and $22.5 million in relation to the installation of scrubbers.

In April 2018, we entered into an agreement to sell the Golden Eminence, a Panamax vessel, for $14.7 million with delivery in August 2018. An impairment loss of $1.1 million was recognized related to the sale of the vessel. Refer also to Note 9 Impairment of vessels.

In October 2017 and with reference to Note 27 Related party transactions, we agreed to acquire two modern Capesize vessels from Hemen, our largest shareholder. The second of the two vessels was delivered to us in January 2018 and we capitalized $43.4 million in purchase price for the vessel.
Total depreciation expense was $93.0 million, $92.1 million and $78.1 million in 2019, 2018 and 2017, respectively.